Exhibit 10.45
SECOND AMENDMENT TO CREDIT AGREEMENT (REVOLVING FACILITY) AND
GUARANTOR CONSENT AND CONFIRMATION
          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (REVOLVING FACILITY) AND GUARANTOR CONSENT AND CONFIRMATION (this “Amendment”) is made and entered into as of June 29, 2010 by MHC Operating Limited Partnership, an Illinois limited partnership (“Borrower”), Equity Lifestyles Properties, Inc., a Maryland corporation (the “REIT”), MHC Trust, a Maryland real estate investment trust (“MHC Trust”), T1000 Trust, a Maryland real estate investment trust (“T1000 Trust”), each of the Lenders (as defined in the Credit Agreement described below), Wells Fargo Bank, N.A (“Wells Fargo”) in its capacity as Agent (in which capacity Wells Fargo serves as contractual representative of the Lenders), as Sole Lead Arranger, as Swingline Lender, as Issuing Lender and as a Lender, Bank of America, N.A., as a Co-Syndication Agent and as a Lender, LaSalle Bank National Association, as a Co-Syndication Agent and as a Lender, and U.S Bank National Association, as a Lender.
Recitals
          A. Lenders agreed to provide a loan to Borrower pursuant to the Credit Agreement (Revolving Facility), dated as of June 29, 2006, among Borrower, the REIT, MHC Trust, T1000 Trust and Lenders (as amended, the “Credit Agreement”) in an aggregate amount not to exceed Two Hundred Twenty-Five Million Dollars ($225,000,000). The loan is evidenced by the Loan Notes, Swingline Note and Letter of Credit Note, each dated June 29, 2006 and executed by Borrower in favor of a Lender, and is guaranteed by the REIT, MHC Trust, T1000 Trust pursuant to the Guaranty, dated as of June 29, 2006, in favor of Wells Fargo and the other Lenders (the “Guaranty”).
          B. Lenders, Borrower, the REIT, MHC Trust and T1000 Trust have entered into that First Amendment To Credit Agreement (Revolving Facility) and Guarantor Consent and Confirmation dated as of September 21, 2007.
          C. Pursuant to Section 3.01 Extension Option, Borrower is requesting a one-year extension of the Facility. Borrower, the REIT, MHC Trust, T1000 Trust and Lenders have agreed to extend the Facility maturity date to June 29, 2011 (the “Extended Maturity Date”).
          D. Borrower, the REIT, MHC Trust, T1000 Trust and Lenders have agreed to modify the Credit Agreement as set forth herein.
Agreement
          NOW, THEREFORE, the parties hereto agree as follows:
     1. Capitalized Terms. Capitalized terms used herein which are not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2. Credit Agreement Amendments.
     a. The definition of “Facility” in Section 1.01 of the Credit Agreement is deleted and the following is substituted therefore:
“Facility” means the loan facility of up to One Hundred Million Dollars ($100,000,000).
     b. Section 2.12, Increased Commitment shall be deleted in its entirety.
     3. Continuation. This Amendment is made upon all of the terms, covenants and agreements of the Credit Agreement, Guaranty and other Loan Documents, which are incorporated herein by reference, and the provisions contained herein shall have the same effect as if such provisions were originally included therein. Except as supplemented and amended hereby, all of the terms, covenants and agreements in the Credit Agreement, Guaranty and other Loan Documents remain unchanged, and as supplemented and amended, they continue in full force and effect.
     4. Reaffirmation. Borrower, the REIT, MHC Trust and T1000 Trust hereby reaffirm to Lenders each of their respective representations, warranties, covenants and agreements set forth in the Credit Agreement, Guaranty and other Loan Documents with the same force and effect as if each were separately stated herein and made as of the date hereof.
     5. Ratification. Borrower, the REIT, MHC Trust and T1000 Trust hereby ratify, affirm, reaffirm, acknowledge, confirm and agree that the Credit Agreement, Guaranty and other Loan Documents (all as amended by this Amendment) represent the valid, enforceable and collectible obligations of Borrower, the REIT, MHC Trust and T1000 Trust, as applicable, and Borrower, the REIT, MHC Trust and T1000 Trust further acknowledge that there are no existing claims, defenses, personal or otherwise or rights of setoff whatsoever with respect to any of the aforementioned instruments or documents, and Borrower, the REIT, MHC Trust and T1000 Trust further acknowledge and represent that, as of the effective date of this Amendment, no event has occurred and is continuing, and no condition exists, which would constitute a default under the Credit Agreement, Guaranty, any Loan Note, any other Loan Document or this Amendment, either with or without notice or lapse of time, or both. Borrower, the REIT, MHC Trust and T1000 Trust confirm the waiver of any rights of redemption and reinstatement, to the full extent provided by law.

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     10. Conditions. This Amendment shall become effective as of June 29, 2010 upon receipt by Wells Fargo of the following:
a) A copy of this Amendment executed by the parties hereto.
b) Payment to Lender of an extension fee in the amount of $150,000.00.
     11. Counterparts. This Amendment may be executed in one or more counterparts, each of which is an original and all of which constitute one agreement.
     12. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois, except to the extent preempted by United States Federal law.
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          IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the day and year first above written.

“Borrower”

MHC OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

By: MHC Trust, a Maryland real estate investment trust, its General Partner

By: Equity LifeStyle Properties, Inc., a Maryland corporation, its Sole Voting Shareholder

By: Name:	/s/ Paul Seavey Paul Seavey
Title:	Vice President & Treasuer

Address:
Two North Riverside Plaza, Suite 800
Chicago, Illinois 60606
Telecopy: 312/279-1710
(Signature Page to Second Amendment)

“REIT”

EQUITY LIFESTYLE PROPERTIES, INC., a Maryland corporation

By: Name:	/s/ Paul Seavey Paul Seavey
Title:	Vice President & Treasuer

Address:
Two North Riverside Plaza, Suite 800
Chicago, Illinois 60606
Telecopy: 312/279-1710
(Signature Page to Second Amendment)

“MHC Trust”

MHC TRUST, a Maryland real estate investment trust

By: Equity LifeStyle Properties, Inc., a Maryland corporation, its Sole Voting Shareholder

By: Name:	/s/ Paul Seavey Paul Seavey
Title:	Vice President & Treasuer

Address:
Two North Riverside Plaza, Suite 800
Chicago, Illinois 60606
Telecopy: 312/279-1710

“T1000 Trust”

T1000 Trust, a Maryland real estate investment trust

By: Name:	/s/ Paul Seavey Paul Seavey
Title:	Vice President & Treasuer

Address:
Two North Riverside Plaza, Suite 800
Chicago, Illinois 60606
Telecopy: 312/279-1710
(Signature Page to Second Amendment)

WELLS FARGO BANK, N.A, as Agent, Sole Lead Arranger, Swingline Lender, Issuing Lender and a Lender

By: Name:	/s/ Marla Bergrin Marla Bergrin
Title:	Vice President

Address: 123 North Wacker Drive Suite 1900 Chicago, Illinois 60606 Attn.: Marla Bergrin Telecopy: 312/782-0969

Commitment: $42,857,142.85 42.85714285%
(Signature Page to Second Amendment)

BANK OF AMERICA, N.A., as a Lender

By: Name:	/s/ Ann E. Superfisky Ann E. Superfisky
Title:	Vice President

Address: IL1-231-10-35 231 S. LaSalle Street Chicago, Illinois 60697 Attn: Ann E. Superfisky Telecopy: 415-796-1165

Commitment: $42,857,142.86 42.857142860%
(Signature Page to Second Amendment)

U.S. BANK, NATIONAL ASSOCIATION., as a Lender

By: Name:	/s/ Curt M Steiner Curt M Steiner
Title:	Senior Vice President

Address: 209 S. LaSalle Street, Suite 210 Chicago, Illinois 60604 Attention: Curt Steiner Telecopy: (312) 325-8756

Commitment: $14,285,714.29 14.28571429%
(Signature Page to Second Amendment)